VFI CORE PORTFOLIO

                       VFI INTERMEDIATE DURATION PORTFOLIO

                          VFI SHORT DURATION PORTFOLIO





                           A N N U A L   R E P O R T





                             Dated October 31, 1996




Dear Shareholder;

At the time of my last report to you, April 30, 1996, the Voyageur Financial Institutions Funds (VFI Funds) had only been in operation for approximately two months. Since then, the Funds have continued to gain acceptance from the financial institution marketplace. As of October 31, 1996, total net assets of the combined three VFI Funds have grown to over $100 million - - exceptional growth for approximately seven months of operation. Because of this encouraging response, Voyageur Asset Management has decided to further refine the VFI Fund offerings by adding a money market fund option. We are hoping to make this new enhancement available to shareholders sometime early in the first quarter of 1997.

Throughout the first two quarters of 1996, the fixed income markets turned in lackluster results as uncertainty over inflation and the Fed remained at the forefront of concern for investors. By late August, bond investors anticipated a 25 basis point hike in the fed funds rate. Hesitant to make dramatic alterations during an election year, the Fed decided to leave the rate unchanged at its September Federal Open Market Committee meeting. Investors saw this as a sign that the economy's rate of growth had slowed enough, from its second quarter pace, to keep inflation at bay for the immediate future. The resulting forward march in Treasury prices benefitted VFI Fund shareholders by boosting the NAV of all three VFI Funds.

The Fed remains diligent in its quest to preserve slow economic growth and to holding inflationary pressures in check. Because of this attentiveness on the part of the Fed we expect growth and inflation to remain positive for the bond market throughout the remainder of 1996.

Along with this Annual Report, I would also like to remind our shareholders of the built-in "cover the yield curve" flexibility of the VFI Funds. Multiple fund offerings, across the yield curve, allow investors to strategically reposition portfolio holdings during the course of a full market cycle. As levels of risk tolerance shift or objectives change, shareholders have the opportunity to reallocate assets and continually tailor their overall holdings.

Below you will find a summary of the results for each of the VFI Funds net asset value, dividends paid, and total net assets for the reporting period.

                                                                                      Dividends
                                               Net Asset Value   Net Asset Value     Pd Per Share  Total Net Assets
                                                      (as of           (as of        (period from         (as of
Period                                              03/27/96)*        10/31/96)      3/27 - 10/31)      10/31/96)
------                                         ----------------- -----------------  -----------------------------
Period ended October 31, 1996:
  VFI Core Portfolio                              $10.00             $10.04            $ 0.37        $41,034,578
  VFI Intermediate Duration Portfolio             $10.00             $10.02            $ 0.34        $30,711,741
  VFI Short Duration Portfolio                    $10.00             $10.02            $ 0.32        $29,051,709
-------------------------------------
* Commencement of operations


On the page that follows, VFI Funds Co-managers, Randal W. Harrison, CFA (Voyageur Asset Management) and Robert C. Brownlee (Cadre Financial Services, Inc.), will update you on the economy, current/anticipated interest rate environment, and the overall tone of the bond market.

We thank you for your confidence and the opportunity to serve your investment needs.

Sincerely,

John G. Taft
President
VFI Core Portfolio
VFI Intermediate Duration Portfolio
VFI Short Duration Portfolio




MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE by Randal W. Harrison, CFA - Portfolio Manager, VOYAGEUR ASSET MANAGEMENT and Robert C. Brownlee - Portfolio Manager, CADRE FINANCIAL SERVICES, INC.

DISCUSSION OF THE FUNDS' PERFORMANCE
The investment objective of each VFI Fund is to seek an attractive level of current income while maintaining total rate of return performance commensurate with the duration risk of the respective Fund. The net asset values (NAV) of the Funds rose modestly, since their inception seven months ago, as a result of declining interest rates. Similarly, the Funds' distribution rates have generally risen during their relatively short lives.

* THE VFI CORE PORTFOLIO achieved a total return of 4.25%, since March 27, 1996 (commencement of operations). Voyageur has sought to achieve an attractive distribution rate and total rate of return performance throughout the life of the Fund. These objectives were pursued by strategically adjusting the sector allocations and managing the Fund's duration exposure.

* THE VFI INTERMEDIATE DURATION PORTFOLIO achieved a total return of 3.65%, since March 27, 1996 (commencement of operations). Voyageur has sought to achieve an attractive distribution rate and total rate of return performance throughout the life of the Fund as well. These objectives were pursued by strategically adjusting the sector allocations and managing the Fund's duration exposure, similar to the VFI Core Portfolio.

* THE VFI SHORT DURATION PORTFOLIO achieved a total return of 3.41%, since March 27, 1996 (commencement of operations). The Fund was positioned relatively neutral with an opportunistic approach towards yield enhancement through the use of yield curve strategies, sector allocation, and spread anomalies. Management of the Fund felt a neutral position was justified by the lack of direction from the Federal Reserve and conflicting economic data.

OUTLOOK FOR THE VFI FUNDS
Our outlook for the VFI Funds is one of balanced optimism. We expect that during the near-term the recent strength in bond prices will help in boosting NAV. However, given recent strength in bond prices, it appears that the market has already priced in a fair amount of the positive factors that are expected to effect the market during the coming year. In light of this view, we are likely to maintain duration that is neutral to slightly aggressive versus the benchmark.





                                 (GRAPH PAGES)



VFI CORE PORTFOLIO                                       INDEX
INVESTMENT  $10,000
                                                    LEHMAN BROTHERS
TOTAL RETURN SINCE INCEPTION               MUTUAL FUND GOVERNMENT MORTGAGE INDEX

     DATE               VALUE                     DATE                 VALUE
---------------------------------------    -------------------------------------

   03/27/96            10,000.00                03/27/96           10,000.00
   03/31/96             9,977.29                03/31/96            9,991.00
   04/30/96             9,923.93                04/30/96            9,940.00
   05/31/96             9,904.73                05/31/96            9,919.00
   06/30/96            10,028.47                06/30/96           10,050.00
   07/31/96            10,062.75                07/31/96           10,079.00
   08/31/96            10,034.61                08/31/96           10,065.00
   09/30/96            10,214.26                09/30/96           10,233.00
   10/31/96            10,424.85                10/31/96           10,449.00



VFI INTERMEDIATE DURATION
INVESTMENT  $10,000                                LEHMAN BROTHERS
                                      MUTUAL FUND (1-5 YEAR) US GOVERNMENT INDEX
TOTAL RETURN SINCE INVESTMENT

       DATE               VALUE                  DATE                 VALUE
---------------------------------------   --------------------------------------

     03/27/96            10,000.00             03/27/96           10,000.00
     03/31/96            10,007.11             03/31/96            9,996.00
     04/30/96            10,001.22             04/30/96            9,988.00
     05/31/96            10,007.70             05/31/96            9,995.00
     06/30/96            10,063.75             06/30/96           10,082.00
     07/31/96            10,110.72             07/31/96           10,118.00
     08/31/96            10,117.90             08/31/96           10,144.00
     09/30/96            10,241.88             09/30/96           10,254.00
     10/31/96            10,364.78             10/31/96           10,395.00


VFI SHORT DURATION
INVESTMENTS                                        1 YEAR TREASURY BILL

TOTAL RETURN SINCE INCEPTION

       DATE               VALUE                  DATE                 VALUE
----------------------------------------   -------------------------------------

     03/27/96            10,000.00              03/27/96           10,000.00
     03/31/96             9,996.98              03/31/96           10,006.00
     04/30/96            10,029.25              04/30/96           10,052.00
     05/31/96            10,073.59              05/31/96           10,099.00
     06/30/96            10,116.80              06/30/96           10,146.00
     07/31/96            10,161.80              07/31/96           10,193.00
     08/31/96            10,206.65              08/31/96           10,242.00
     09/30/96            10,273.81              09/30/96           10,289.00
     10/31/96            10,341.30              10/31/96           10,335.00



INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
Voyageur Funds, Inc.:

  We have audited the accompanying statements of assets and liabilities, including the schedules of investments in securities, of Voyageur Financial Institutions (VFI) Core Portfolio, VFI Intermediate Duration Portfolio and VFI Short Duration Portfolio, funds within Voyageur Funds, Inc., as of October 31, 1996 and the related statements of operations, the statements of changes in net assets, and the financial highlights for the period from March 27, 1996 (commencement of operations) to October 31, 1996. These financial statements and the financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of VFI Core Portfolio, VFI Intermediate Duration Portfolio and VFI Short Duration Portfolio at October 31, 1996 and the results of their operations, the changes in their net assets and the financial highlights for the period from March 27, 1996 to October 31, 1996, in conformity with generally accepted accounting principles.



                                               KPMG Peat Marwick LLP

Minneapolis, Minnesota
December 6, 1996





THE VOYAGEUR FINANCIAL INSTITUTIONS FUNDS

STATEMENTS OF ASSETS AND LIABILITIES                                                               OCTOBER 31, 1996
-------------------------------------------------------------------------------------------------------------------


                                                                                         VFI             VFI
                                                                          VFI        INTERMEDIATE       SHORT
                                                                         CORE          DURATION        DURATION
                                                                      PORTFOLIO        PORTFOLIO       PORTFOLIO
                                                                    ------------      -----------     ------------
              ASSETS
Investments in securities, at market value (note 1)
   (identified costs, $40,391,339, $30,326,115 and
     $28,940,146, respectively).................................     $40,941,947      $30,560,877      $28,992,475
Cash in bank on demand deposit..................................             914               77              975
Accrued interest receivable.....................................         316,745          231,519          200,441
Receivable for investment securities sold.......................              --           77,363               --
Organizational costs (note 3)...................................           6,825            6,825            6,825
                                                                    ------------      -----------     ------------
   Total assets.................................................      41,266,431       30,876,661       29,200,716
                                                                    ------------      -----------     ------------

              LIABILITIES
Dividends payable to shareholders..............................          214,779          151,473          132,500
Organizational costs payable...................................            2,204            2,204            2,204
Other accrued expenses.........................................           14,870           11,243           14,303
                                                                    ------------      -----------     ------------
   Total liabilities...........................................          231,853          164,920          149,007
                                                                    ------------      -----------     ------------
NET ASSETS APPLICABLE TO OUTSTANDING CAPITAL STOCK.............     $ 41,034,578      $30,711,741     $ 29,051,709
                                                                    ============      ===========     ============

Represented by:
   Capital stock-authorized 10 billion shares of $.01 par value
      (note 1).................................................  $        40,890    $      30,662  $        29,000
   Additional paid-in capital..................................       40,643,703       30,628,243       28,969,348
   Accumulated net realized gain (loss) on investments.........         (200,623)        (181,926)           1,032
   Unrealized appreciation of investments......................          550,608          234,762           52,329
                                                                    ------------      -----------     ------------

     TOTAL NET ASSETS..........................................     $ 41,034,578      $30,711,741     $ 29,051,709
                                                                    ============      ===========     ============

SHARES OUTSTANDING AND NET ASSET VALUE PER SHARE
   Shares of Capital stock outstanding: 4,089,020; 3,066,213
     and 2,899,996, respectively (note 4)......................           $10.04           $10.02           $10.02
                                                                          ======           ======           ======



See accompanying notes to financial statements.



THE VOYAGEUR FINANCIAL INSTITUTIONS FUNDS
STATEMENTS OF OPERATIONS                                                              PERIOD ENDED OCTOBER 31, 1996
-------------------------------------------------------------------------------------------------------------------


                                                                                        VFI                VFI
                                                                          VFI       INTERMEDIATE          SHORT
                                                                         CORE         DURATION           DURATION
                                                                       PORTFOLIO*     PORTFOLIO*         PORTFOLIO*
                                                                      ----------      ----------         ---------
Investment income:
   Interest.......................................................    $1,366,514      $1,093,636        $  990,992
                                                                      ----------      ----------         ---------

Expenses (note 3):
   Investment advisory and management fee.........................        40,795          36,234            17,532
   Service fees...................................................        10,199           9,058             8,766
   Custodian fees.................................................           --               --            17,532
   Dividend-disbursing, transfer, administrative
     and accounting services fees.................................        15,914          14,044            13,650
   Other expenses.................................................         3,873           3,464             3,272
   Amortization of organizational costs...........................           610             610               610
                                                                      ----------      ----------         ---------
     Total expenses...............................................        71,391          63,410            61,362
                                                                      ----------      ----------         ---------
     Investment income - net......................................     1,295,123       1,030,226           929,630
                                                                      ----------      ----------         ---------

Realized and unrealized gain (loss) on investments:
   Realized gain (loss) on security transactions (note 2).........      (200,623)       (181,926)            1,032
   Net change in unrealized appreciation or depreciation
      of investments..............................................       550,608         234,762            52,329
                                                                      ----------      ----------         ---------
       Net gain on investments....................................       349,985          52,836            53,361
                                                                      ----------      ----------         ---------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..............    $1,645,108      $1,083,062         $ 982,991
                                                                      ==========      ==========         =========

-----------------------------------------
* Period from March 27, 1996 (commencement of operations) to October 31, 1996.



See accompanying notes to financial statements.



THE VOYAGEUR FINANCIAL INSTITUTIONS FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------------------------------------------


                                                                                    VFI               VFI
                                                                 VFI            INTERMEDIATE         SHORT
                                                                CORE              DURATION          DURATION
                                                              PORTFOLIO          PORTFOLIO          PORTFOLIO
                                                            -----------         -----------        -----------
                                                             PERIOD FROM         PERIOD FROM       PERIOD FROM
                                                           MARCH 27, 1996*     MARCH 27, 1996*    MARCH 27, 1996*
                                                           TO OCTOBER 31,      TO OCTOBER 31,     TO OCTOBER 31,
                                                               1996                1996                1996
                                                            -----------         -----------        -----------
Operations:
   Investment income - net................................  $ 1,295,123         $ 1,030,226        $   929,630
   Realized gain (loss) on investments - net..............     (200,623)           (181,926)             1,032
   Net change in unrealized appreciation or
     depreciation of investments..........................      550,608             234,762             52,329
                                                            -----------         -----------        -----------
       Net increase in net assets
         resulting  from operations.......................    1,645,108           1,083,062            982,991
                                                            -----------         -----------        -----------

Distributions to shareholders from:
   Investment income - net................................   (1,295,733)         (1,030,836)          (930,240)
                                                            -----------         -----------        -----------

Capital share transactions (note 4):
   Proceeds from sale of shares...........................   40,695,466          30,761,353         30,599,043
   Net asset value of shares issued in reinvestment of net
     investment income distributions......................       79,011                 334              5,913
   Payments for redemption of shares......................      (89,274)           (102,172)        (1,605,998)
                                                            -----------         -----------        -----------
   Increase in net assets from
     capital share transactions...........................   40,685,203          30,659,515         28,998,958
                                                            -----------         -----------        -----------
       Total increase in net assets.......................   41,034,578          30,711,741         29,051,709
Net assets at beginning of period.........................           --                  --                 --
                                                            -----------         -----------        -----------
Net assets at end of period...............................  $41,034,578         $30,711,741        $29,051,709
                                                            ===========         ===========        ===========

-----------------------------------------
* Commencement of operations.

See accompanying notes to financial statements.



THE VOYAGEUR FINANCIAL INSTITUTIONS FUNDS
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   Voyageur Financial Institutions (VFI) Core Portfolio, VFI Intermediate Duration Portfolio and VFI Short Duration Portfolio (the Funds) are series within Voyageur Funds, Inc. and are registered under the Investment Company Act of 1940 (as amended) as diversified, open-end management investment companies. The investment objective of each Fund is to seek as high a level of current income as is consistent with preservation of principal and the average duration of its respective portfolio securities by investing in securities issued or guaranteed by the United States Government or its agencies or instrumentalities.

   The significant accounting policies followed by the Funds are summarized as follows:

USE OF ESTIMATES

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of net increase (decrease) in net assets resulting from operations during the reporting period. Actual results could differ from those estimates.

INVESTMENTS IN SECURITIES

   The values of fixed income securities are determined using pricing services or prices quoted by independent brokers. When market quotations are not readily available, or in certain other circumstances, securities are valued at fair value according to methods selected in good faith by the Board of Directors. Short-term securities are valued at amortized cost which approximates market value.

   Security transactions are accounted for on the trade date. Securities gains and losses are calculated on the identified-cost basis. Interest income, including level- yield amortization of premium and discount, is accrued daily.


FEDERAL INCOME TAXES

   The Funds' policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute income to shareholders in amounts that will avoid or minimize federal income or excise taxes for the Funds. Net investment income and net realized gains (losses) for the Funds may differ for financial statement and tax purposes primarily because of losses deferred for tax purposes due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Funds.

   On the statements of assets and liabilities, as a result of permanent book-to-tax differences, reclassification adjustments have been made to increase undistributed net investment income and decrease additional paid-in capital by $610 for each fund.

   For federal income tax purposes, as of October 31, 1996, VFI Core Portfolio had a capital loss carryover of $200,623 and VFI Intermediate Duration Portfolio had a capital loss carryover of $181,926 that will expire in 2004 if not offset by subsequent capital gains. It is unlikely the Board of Directors will authorize a distribution of any net realized capital gains until the available capital loss carryover has been offset or expires.

DISTRIBUTIONS TO SHAREHOLDERS

   Dividends declared daily from net investment income are payable monthly in cash or may be reinvested in additional shares of each Fund at net asset value. Net realized short-term capital gains, when available, may be distributed throughout the year. Net realized long-term capital gains, when available, are distributed annually.

REPURCHASE AGREEMENTS

   Securities pledged as collateral for repurchase agreements are held by the Fund's custodian bank until maturity of the repurchase agreement. Procedures for all agreements ensure that the daily market value of the collateral is in excess of the repurchase agreement in the event of default.

(2) INVESTMENT SECURITIES TRANSACTIONS

   Purchase cost and proceeds of sales of investment securities, other than short-term securities, aggregated $151,599,587 and $112,941,388 for VFI Core Portfolio, $188,045,198 and $163,327,863 for VFI Intermediate Duration Portfolio and $41,183,088 and $27,259,128 for VFI Short Duration Portfolio, respectively, for the period ended October 31, 1996.

(3) EXPENSES

   VFI Core Portfolio and VFI Intermediate Duration Portfolio have an investment advisory agreement with Marquette Trust Company (Marquette). VFI Short Duration Portfolio has an investment advisory agreement with Cadre Consulting Services, Inc. (Cadre). Marquette has retained Voyageur Fund Managers, Inc. (Voyageur) as the sub-adviser to VFI Core Portfolio and VFI Intermediate Duration Portfolio. Each investment adviser furnishes, at its own expense, office facilities, equipment and personnel for servicing the investments of the respective funds. Under the investment advisory agreements of VFI Core Portfolio and VFI Intermediate Duration Portfolio each Fund's investment adviser is entitled to receive from the Fund a monthly advisory and management fee equivalent on an annual basis to .20% of the average daily net assets of such Fund, subject to a performance adjustment of up to plus or minus .15%. Voyageur is entitled to a fee equal to an annual rate of 50% of the monthly advisory fee plus or minus 50% of the performance fee adjustment. The performance fee adjustment will be determined based on a comparison to a predetermined index. VFI Core Portfolio will be compared to the Lehman Brothers Mutual Fund Government/Mortgage Index and VFI Intermediate Duration Portfolio will be compared to the Lehman Brothers Mutual Fund (1-5 year) U.S. Government Index. No performance fee adjustments will be made in the first 12 months the Funds are under management. The investment adviser for VFI Short Duration Portfolio is entitled to receive a monthly advisory and management fee equivalent on an annual basis to .10% of the average daily net assets of such Fund and is not subject to a performance adjustment.

   Each Fund also pays a monthly service fee equal on an annual basis, of .05% of each Fund's average daily net assets. Such fee is paid to Voyageur Fund Distributors, Inc. (the Underwriter) to compensate the Underwriter for expenses incurred in connection with servicing of Fund shareholder accounts.

   Marquette serves as the custodian of each Fund's portfolio securities and cash. Marquette receives no additional compensation for acting as the custodian of VFI Core Portfolio and VFI Intermediate Duration Portfolio and a monthly fee from VFI Short Duration Portfolio equal on an annual basis to .10% of such Fund's average daily net assets for its services as custodian.

   Voyageur acts as each Fund's dividend disbursing, transfer, administrative and accounting services agent. Voyageur receives a monthly fee from each Fund equal on an annual basis to .10% of each Fund's average daily net assets.

   In addition to the fees above, the Funds are responsible for paying most other operating expenses including directors fees, registration fees, legal and auditing services and other miscellaneous expenses. Organizational costs are being amortized over 60 months on a straight-line basis.

   Marquette, Cadre, Voyageur and the Underwriter reserve the right to voluntarily waive their fees in whole or part and/or to voluntarily absorb certain other of the Fund's expenses. Any such waiver or absorption, however, will be in their sole discretion and may be lifted or reinstated at any time.

   As of October 31, 1996, affiliated parties owned 3,057,129 shares, 3,054,835 shares and 2,899,996 shares of VFI Core Portfolio, VFI Intermediate Duration Portfolio and VFI Short Duration Portfolio, respectively. This represents ownership of 74.8%, 99.6% and 100%, respectively.

(4) SHARE TRANSACTIONS

Transactions in shares during the period ended October 31, 1996 were as follows:


                                                                            VFI                        VFI
                                                  VFI                  INTERMEDIATE                   SHORT
                                                 CORE                    DURATION                   DURATION
                                                PORTFOLIO                PORTFOLIO                  PORTFOLIO
                                              PERIOD FROM               PERIOD FROM                PERIOD FROM
                                            MARCH 27, 1996*           MARCH 27, 1996*            MARCH 27, 1996*
                                            TO OCTOBER 31,            TO OCTOBER 31,             TO OCTOBER 31,
                                                 1996                      1996                       1996
                                              ---------                   ---------                ---------
Shares sold.............................      4,090,115                   3,076,520                3,060,177
Shares issued for
   reinvested distributions.............          8,031                          34                      592
Shares redeemed.........................         (9,126)                    (10,341)                (160,773)
                                              ---------                   ---------                ---------
Increase in shares outstanding..........      4,089,020                   3,066,213                2,899,996
                                              =========                   =========                =========
-----------------------------------------
*  Commencement of operations.



(5)  FINANCIAL HIGHLIGHTS

     Per shares data (rounded to the nearest cent) for a share of capital stock outstanding and selected information for each period are as follows:

                                                                                 VFI                    VFI
                                                          VFI               INTERMEDIATE               SHORT
                                                         CORE                 DURATION               DURATION
                                                       PORTFOLIO             PORTFOLIO                PORTFOLIO
                                                      PERIOD FROM            PERIOD FROM            PERIOD FROM
                                                   MARCH 27, 1996(a)      MARCH 27, 1996(a)      MARCH 27, 1996(a)
                                                    TO OCTOBER 31,         TO OCTOBER 31,         TO OCTOBER 31,
                                                         1996                  1996                    1996
                                              ----------------------------------------------------------------
Net asset value:
   Beginning of period.........................        $10.00                 $10.00                 $10.00
                                                       ------                 ------                 ------

Operations:
   Net investment income.......................           .37                    .34                    .32
   Net realized and unrealized gain (loss)
     on investments............................           .04                    .02                    .02
                                                     --------              ---------               --------
       Total from operations...................           .41                    .36                    .34
                                                     --------              ---------               --------

Distributions to shareholders:
   From net investment income..................          (.37)                 (.34)                   (.32)
                                                     ---------             ---------               ---------

Net asset value:
   End of period...............................        $10.04                 $10.02                 $10.02
                                                       ======                 ======                 ======

Total investment return (b)....................          4.25%                  3.65%                  3.41%
Net assets at end of
   period (000's omitted)......................       $41,035                 $30,712               $29,052

Ratios:
   Ratio of expenses to
     average daily net assets..................        .35%(c)                .35%(c)                .35%(c)
   Ratio of net investment income
     to average daily net assets...............       6.31%(c)               5.64%(c)               5.26%(c)
Portfolio turnover rate
   (excluding short-term securities)...........        304.10%                487.04%                223.43%

See accompanying notes to Financial Highlights.


NOTES TO FINANCIAL HIGHLIGHTS

(a)  Commencement of operations.

(b) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(c)  Annualized.




VFI CORE PORTFOLIO
INVESTMENTS IN SECURITIES                                                                          OCTOBER 31, 1996
-------------------------------------------------------------------------------------------------------------------
                                                                       PRINCIPAL                  MARKET
NAME OF ISSUER                                                          AMOUNT                   VALUE (a)
-------------------------------------------------------------------------------------------------------------------

(Percentage of investment category relates to total net assets)

BONDS: ( 95.1%)
U. S. GOVERNMENT AGENCY OBLIGATIONS: (92.7%)
-------------------------------------------------------------------------------------------------------------------

     Federal Home Loan Mortgage Corporation
       6.44%, due 08/21/01                                             $1,000,000                   $1,006,560
       4.00%, due 05/15/03                                                275,000                      268,639
       7.00%, due 08/01/03                                                298,289                      301,141
       7.00%, due 11/15/05                                                333,038                      337,823
       7.00%, due 09/01/11                                              2,960,976                    2,967,313
       7.00%, due 10/01/11                                              3,010,001                    3,016,443
       6.50%, due 10/15/16                                                250,000                      251,875
       7.00%, due 02/15/20                                                144,546                      145,720
       7.00%, due 01/01/26                                                 30,169                       29,687
       7.00%, due 02/01/26                                                516,087                      507,855
       6.50%, due 03/01/26                                              8,812,899                    8,452,342
       7.00%, due 03/01/26                                              4,957,092                    4,878,026
       7.00%, due 04/01/26                                              1,918,876                    1,888,271
       7.50%, due 04/01/26                                              4,152,108                    4,168,176
       6.50%, due 05/01/26                                                982,179                      942,253
                                                                                                    ----------
                                                                                                    29,162,124
                                                                                                    ----------

     Federal National Mortgage Association
       5.32%, due 01/10/99                                               2,600,000                   2,543,867
       6.80%, due 01/10/03                                               4,000,000                   4,081,880
       4.75%, due 12/25/11                                               1,254,107                   1,242,343
       6.15%, due 01/25/16                                               1,000,000                   1,000,310
                                                                                                    ----------
                                                                                                     8,868,400
                                                                                                    ----------
TOTAL U.S. AGENCY OBLIGATIONS (cost: $37,482,249)                                                   38,030,524
                                                                                                    ----------


See accompanying notes to investments in securities.




VFI CORE PORTFOLIO
INVESTMENTS IN SECURITIES                                                                          OCTOBER 31, 1996
-------------------------------------------------------------------------------------------------------------------

                                                                       PRINCIPAL                  MARKET
NAME OF ISSUER                                                          AMOUNT                   VALUE (a)
-------------------------------------------------------------------------------------------------------------------


U.S. TREASURY ISSUES ( 2.4%):
-------------------------------------------------------------------------------------------------------------------

     U.S. Treasury Notes
       5.88%, due 02/15/04 (cost: $975,327)                             $1,000,000               $     977,660
                                                                                                 -------------

TOTAL BONDS (cost: $38,457,576)                                                                     39,008,184
                                                                                                 -------------


SHORT-TERM SECURITIES ( 4.7%):
-------------------------------------------------------------------------------------------------------------------

   Benchmark U.S. Government Money Market Fund, 5.04%(c)                 1,785,000                   1,785,000

   Federal Home Loan Bank Discount Note
       5.40%, due 12/26/96                                                 150,000                     148,763
                                                                                                 -------------

TOTAL SHORT-TERM SECURITIES (cost:$1,933,763)                                                        1,933,763
                                                                                                 -------------


TOTAL INVESTMENTS IN SECURITIES (cost: $40,391,339) (b)                                          $  40,941,947
                                                                                                 =============


See accompanying notes to investments in securities.



VFI INTERMEDIATE DURATION PORTFOLIO
INVESTMENTS IN SECURITIES                                                                          OCTOBER 31, 1996
-------------------------------------------------------------------------------------------------------------------

                                                                       PRINCIPAL                  MARKET
NAME OF ISSUER                                                          AMOUNT                   VALUE (a)
-------------------------------------------------------------------------------------------------------------------


(Percentage of investment category relates to total net assets)

U. S. GOVERNMENT AGENCY OBLIGATIONS: (80.7%)
-------------------------------------------------------------------------------------------------------------------

     Government National Mortgage Association
       6.50%, due 11/15/09                                             $3,401,583                  $ 3,371,853
       6.50%, due 05/20/26(e)                                           1,292,157                    1,312,147
                                                                                                  ------------
                                                                                                     4,684,000
                                                                                                  ------------
     Government National Mortgage Association II
       6.50%, due 03/20/23(e)                                           1,430,108                    1,454,019
                                                                                                  ------------

     Federal Home Loan Mortgage Corporation
       8.50%, due 06/01/01                                              2,421,108                   2,507,005
       5.75%, due 01/15/02                                                 24,060                      24,007
       5.60%, due 06/15/02                                                600,000                     598,122
       5.50%, due 10/15/02                                                250,000                     249,063
       6.50%, due 05/01/03                                              4,516,012                   4,492,167
       5.25%, due 06/15/03                                                468,844                     466,204
       7.00%, due 08/01/03                                                397,752                     401,556
       5.40%, due 01/15/08                                                625,414                     613,488
       5.10%, due 10/15/09                                                407,505                     405,846
       7.00%, due 10/01/11                                              2,794,752                   2,800,732
       7.00%, due 11/01/11                                                571,248                     572,470
       5.00%, due 12/15/12                                                500,000                     496,250
       5.00%, due 06/15/16                                                 94,046                      92,987
       6.80%, due 02/15/18                                              1,500,000                   1,512,645
       6.80%, due 04/15/18                                                300,000                     302,625
       5.00%, due 09/15/18                                                250,000                     247,108
       7.50%, due 10/01/26                                                495,000                     496,916
                                                                                                  ------------
                                                                                                   16,279,191

     Federal National Mortgage Association
       5.00%, due 11/25/02                                                159,304                     158,257
       5.00%, due 02/25/03                                                275,489                     273,508
       5.50%, due 02/25/13                                                250,000                     248,438
       5.90%, due 01/25/16                                                224,372                     223,739
       6.15%, due 01/25/16                                                500,000                     500,155
       7.00%, due 05/25/17                                                199,668                     201,289
       6.75%, due 09/25/18                                                167,683                     168,521

See accompanying notes to investments in securities.




VFI INTERMEDIATE DURATION PORTFOLIO
INVESTMENTS IN SECURITIES (CONTINUED)                                                              OCTOBER 31, 1996
-------------------------------------------------------------------------------------------------------------------

                                                                       PRINCIPAL                  MARKET
NAME OF ISSUER                                                          AMOUNT                   VALUE (a)
-------------------------------------------------------------------------------------------------------------------

       7.00%, due 03/25/19                                             $  426,779              $      428,111
       7.25%, due 01/25/19                                                146,294                     147,893
                                                                                               --------------
                                                                                                    2,349,911
                                                                                               --------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost: $24,535,409)                                       24,767,121
                                                                                               --------------


SHORT-TERM SECURITIES (18.8%):
-------------------------------------------------------------------------------------------------------------------

   Benchmark U.S. Government Money Market Fund, 5.04% (c)                 177,700                     177,700

   Federal National Mortgage Association Discount Notes
       5.47%, due 11/01/96(d)                                             100,000                     100,000
       5.19%, due 11/08/96(d)                                             500,000                     499,496

   U.S. Treasury Notes
       7.50%, due 01/31/97                                              3,000,000                   3,015,000
       5.63%, due 08/31/97                                              2,000,000                   2,001,560
                                                                                               --------------


TOTAL SHORT-TERM SECURITIES (cost: $5,790,706)                                                      5,793,756
                                                                                               --------------


TOTAL INVESTMENTS IN SECURITIES (cost: $30,326,115) (b)                                         $  30,560,877
                                                                                                =============


See accompanying notes to investments in securities.




VFI SHORT DURATION PORTFOLIO
INVESTMENTS IN SECURITIES                                                                          OCTOBER 31, 1996
-------------------------------------------------------------------------------------------------------------------

                                                                       PRINCIPAL                  MARKET
NAME OF ISSUER                                                          AMOUNT                   VALUE (a)
-------------------------------------------------------------------------------------------------------------------


(Percentage of investment category relates to total net assets)

LONG-TERM SECURITIES: (48.1%)
-------------------------------------------------------------------------------------------------------------------

   U.S. Treasury Notes
     5.50%, due 09/30/97                                                $4,000,000                $  4,000,640
     5.25%, due 12/31/97                                                 4,500,000                   4,483,125
     5.13%, due 02/28/98                                                 1,975,000                   1,961,728
     6.25%, due 07/31/98                                                 2,500,000                   2,521,875
     6.00%, due 09/30/98                                                 1,000,000                   1,004,530
                                                                                                  ------------

TOTAL LONG-TERM SECURITIES (cost: $13,924,992)                                                      13,971,898
                                                                                                  ------------

SHORT-TERM SECURITIES (51.7 %):
-------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY OBLIGATIONS (22.1%)
   Federal Home Loan Bank
     6.25%, due 04/24/97                                                 2,000,000                   2,009,380
     5.35%, due 05/16/97                                                 2,500,000                   2,427,180

   Federal Home Loan Mortgage Corporation
     5.20%, due 11/29/96                                                 1,000,000                     995,956

   Federal National Mortgage Association
     5.05%, due 03/14/97                                                 1,000,000                     998,440
                                                                                                  ------------

TOTAL U.S. GOVERNMENT AGENCY OBLIGATION (cost: $6,429,383)                                           6,430,956
                                                                                                  ------------

U.S. TREASURY ISSUES (28.2%)
   U.S. Treasury Notes
     5.63%, due 06/30/97                                                 1,500,000                   1,502,115
   U.S. Treasury Bills
     5.34%, due 08/21/97                                                 6,000,000                   5,736,707
     5.63%, due 09/18/97                                                 1,000,000                     949,799
                                                                                                  ------------

TOTAL U.S. TREASURY ISSUES (cost: $8,184,771)                                                        8,188,621
                                                                                                  ------------

CASH EQUIVALENTS (1.4%):
-------------------------------------------------------------------------------------------------------------------

     Benchmark U.S. Government Money Market Fund, 5.04% (c)(cost: $401,000)                            401,000
                                                                                                  ------------


TOTAL SHORT-TERM SECURITIES (cost: $15,015,154)                                                     15,020,577
                                                                                                  ------------


TOTAL INVESTMENTS IN SECURITIES (cost: $28,940,146) (b)                                           $ 28,992,475
                                                                                                  ============

See accompanying notes to investments in securities.



VFI CORE PORTFOLIO
VFI INTERMEDIATE DURATION PORTFOLIO
VFI SHORT DURATION PORTFOLIO
NOTES TO INVESTMENTS IN SECURITIES
--------------------------------------------------------------------------------


(a) Securities are valued by procedures described in note 1 to the financial statements.

(b) The cost of securities for federal income tax purposes was $40,391,339, $30,326,115 and $28,940,146 for Core Portfolio, Intermediate Duration Portfolio and Short Duration Portfolio, respectively. The aggregate gross unrealized appreciation and depreciation based on this cost was:


                                                                     Gross            Gross              Net
                                                                  Unrealized       Unrealized        Unrealized
                                                                 Appreciation     Depreciation      Appreciation
                                                                 ------------     ------------      ------------
         VFI Core Portfolio...............................         $550,622          $   (14)         $550,608
         VFI Intermediate Duration Portfolio..............          235,121             (359)          234,762
         VFI Short Duration Portfolio.....................           54,432           (2,103)           52,329


(c) Dividend yields change daily to reflect current market conditions. Rate shown is quoted yield as of October 31, 1996.

(d) The interest rate disclosed represents the effective yield on the date of acquisition.

(e) Adjustable rate mortgage security. The interest rate disclosed represents the interest rate in effect as of October 31, 1996.